Exhibit 10.41

AMENDMENT TO MASTER LEASE
BETWEEN
THE CITY OF BOONVILLE, MISSOURI
AND
DAVIS GAMING BOONVILLE, INC.

THIS AMENDMENT TO MASTER LEASE, is made on April 19th, 1999, by the City of Boonville, Missouri, a Missouri third class city (the “City”) and Davis Gaming Boonville, Inc. (f/k/a/ Gold River’s Boonville Resort, Inc.) a Nevada Corporation (“Tenant”).

The City and Tenant entered into a Master Lease dated July 18, 1997 (the “Master Lease”).

Attached to the Master Lease as Exhibit B was the legal description of the Project Site, as that term is defined in the Master Lease, as of the date of the Master Lease. The Master Lease contained a provision providing that “As additional parcels become part of the Project Site, the legal description of such parcels will be added to Exhibit B.”

NOW, THEREFORE, for and in consideration of the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the City and the Tenant agree as follows:

1.             The Master Lease is hereby amended by deleting its attached “Exhibit B” and substituting therefor “Exhibit B” which is attached to this Amendment (“New Exhibit B”). From and after the date of the Amendment, the term “Project Site” as used throughout the Master Lease shall be deemed to mean that property described in the New Exhibit B.

2.             Tenant acknowledges that the City’s portion of the Project Site described at Paragraph 44 of the New Exhibit B is a leasehold interest arising out of a lease the term of which may expire prior to the expiration of the Master Lease. Accordingly, as to that portion of the Project Site, the term of the Master Lease shall expire contemporaneous with the expiration of the City’s leasehold therein.

3.             The parties shall execute, deliver and record, at Tenant’s expense, an Amended and Restated Memorandum of Lease reflecting the amendments made pursuant to this Amendment to Master Lease.

4.             Except as herein provided, the provisions of the Master Lease shall remain unchanged and in full force and effect.

EXECUTED as of the date first above written.

“THE CITY”
THE CITY OF BOONVILLE, MISSOURI

[SEAL]

ATTEST:	By:	/s/ Bernard Kempf
Bernard Kempf, Mayor
[ILLEGIBLE]
City Clerk

APPROVED AS TO FORM AND LEGALITY

[ILLEGIBLE]
City Counselor

“TENANT”
DAVIS GAMING BOONVILLE, INC.

	By:	/s/ Michael Colleran
Michael Colleran, President

STATE OF MISSOURI )
) SS.
COUNTY OF COOPER )

BE IT REMEMBERED that on this 18th day of May, 1999, before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared Bernard Kempf, to me personally known who being by me duly sworn did say that he is the Mayor of the City of Boonville, Missouri, a third class city duly existing under and by virtue of the laws of the State of Missouri, and that the seal affixed to